Filed pursuant to Rule 497(a)
Registration File No. 333-259455
Rule 482ad

Capital Southwest Corporation Announces Offering of Shares of Common Stock

Dallas, November 14, 2022 – Capital Southwest Corporation (NASDAQ: CSWC) (the “Company” or “Capital Southwest”) today announced that it has commenced an underwritten public offering of shares of its common stock of approximately $46.0 million. In connection with the proposed offering, the Company intends to grant the underwriters a 30-day option to purchase additional shares of its common stock. All of the shares of common stock to be sold in the offering are to be sold by the Company. The offering is subject to general market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the size or terms of the offering.

The Company intends to use the net proceeds from this offering to repay outstanding indebtedness under its senior secured revolving credit facility, to make investments in accordance with its investment objective and strategies, and for other general corporate purposes, including payment of operating expenses.

Raymond James & Associates, Inc., UBS Securities LLC, Wells Fargo Securities, LLC, and Goldman Sachs & Co. LLC are acting as joint book-runners in the offering.

Investors should carefully consider, among other things, the Company’s investment objective and strategies and the risks related to the Company and the offering before investing. The preliminary prospectus supplement, dated November 14, 2022, and the accompanying prospectus, dated October 29, 2021, contain a description of these matters and other important information about the Company and should be read carefully before investing.

The information in the preliminary prospectus, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release do is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release do not constitute offers to sell or the solicitation of offers to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction. The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus relating to this offering. Any representation to the contrary is a criminal offense.

The shares will be sold pursuant to an effective shelf registration statement on Form N-2 that has been filed with, and has been declared effective by, the SEC.  The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained, when available, for free by visiting the SEC’s website at www.sec.gov or from Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, by email: prospectus@raymondjames.com or by calling: 1-800-248-8863, UBS Securities LLC, Attention: Prospectus Department, 1285 Avenue of the Americas, New York, NY 10019, telephone: (888) 827-7275 or email: ol-prospectus-request@ubs.com, Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 500 West 33rd Street, 14th Floor, New York, NY, 10001, by telephone: (800) 326-5897 or by email at cmclientsupport@wellsfargo.com, or Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing Prospectus-ny@ny.email.gs.com.

About Capital Southwest

Capital Southwest is a Dallas, Texas-based, internally managed business development company with approximately $1.1 billion in investments at fair value as of September 30, 2022. Capital Southwest is a middle market lending firm focused on supporting the acquisition and growth of middle market businesses with $5 million to $35 million investments across the capital structure, including first lien, second lien and non-control equity co-

investments. As a public company with a permanent capital base, Capital Southwest has the flexibility to be creative in its financing solutions and to invest to support the growth of its portfolio companies over long periods of time.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of the federal securities laws, including statements with regard to Capital Southwest’s offering of its common stock, the expected net proceeds from the offering, and the anticipated use of the net proceeds of the offering. These statements are often, but not always, made through the use of word or phrases such as “will,” “may,” “could,” “expect,” and similar expressions and variations or negatives of these words. These statements are based on management’s current expectations, assumptions, and beliefs. They are not guarantees of future results and are subject to numerous risks, uncertainties, and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement. These risks include risks identified in Capital Southwest’s filings with the SEC and risks related to, among other things: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; interest rate volatility, including the decommissioning of LIBOR and rising interest rates; the impact of supply chain constraints and labor difficulties on Capital Southwest’s portfolio companies and the global economy; the elevated level of inflation, and its impact on Capital Southwest’s portfolio companies and on the industries in which it invests; regulatory changes; tax treatment and general economic and business conditions; and uncertainties associated with the continued impact from the COVID-19 pandemic, including its impact on the global and U.S. capital markets and the global and U.S. economy. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the preliminary prospectus supplement, the accompanying prospectus and Capital Southwest’s other SEC filings for a more complete discussion of the risks and other factors that could affect any forward-looking statements. Except as required by the federal securities laws, Capital Southwest does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

CONTACT:
Michael S. Sarner, Chief Financial Officer
msarner@capitalsouthwest.com
214-884-3829